UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

☒ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

VIACOM INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on March 8, 2018

VIACOM INC.	Meeting Information
	Meeting Type:	Annual Meeting of Stockholders
	Date: 03/08/18	Time: 9:00 a.m., EST
	For holders as of:	01/18/18
	Location:	Viacom's Corporate Headquarters
1515 Broadway
New York, New York

You are receiving this communication because you hold shares of Viacom Inc. Class A common stock.
VIACOM INC. 1515 BROADWAY NEW YORK, NY 10036

This is not a ballot.You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. The Notice of 2018 Annual Meeting of Stockholders and Proxy Statement, Fiscal Year 2017 Annual Report on Form 10-K and Stockholder Letter are available at http://proxymaterials.viacom.com. You may also request a paper copy of these materials (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

2. FISCAL YEAR 2017 ANNUAL REPORT ON FORM 10-K

3. STOCKHOLDER LETTER

How to View Online:

Go to http://proxymaterials.viacom.com to view these materials online.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:          www.proxyvote.com

2) BY TELEPHONE:       1-800-579-1639

3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the 16-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before 02/22/18 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you are a registered holder of Class A common stock, please mark the appropriate box on the proxy card, or indicate that you plan to attend the meeting when you vote by telephone or the Internet, and an admission ticket will be sent to you. If you hold shares of Class A common stock beneficially in a brokerage account or otherwise, you must obtain an admission ticket in advance by sending a written request along with proof of ownership (such as your brokerage firm account statement or statement of holdings from our transfer agent) to Director, Shareholder Relations,Viacom Inc., 1515 Broadway, 52nd Floor, New York, New York 10036-5794. Please bring photo identification with you for admittance to the meeting.

Vote By Internet:  To vote now by Internet, go to www.proxyvote.com.  Have the 16-Digit Control Number available and follow the instructions. Use the Internet to transmit your voting instructions up until 11:59 p.m., Eastern Standard Time, on March 7, 2018 (11:59 p.m., Eastern Standard Time, on March 5, 2018 for 401(k) plan participants).

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board recommends a vote FOR each of the

directors in item 1 and FOR item 2.

1.	The election of 9 directors:

Nominees:

01) Robert M. Bakish	06) Deborah Norville
02) Cristiana Falcone Sorrell	07) Charles E. Phillips, Jr.
03) Thomas J. May	08) Shari Redstone
04) Judith A. McHale	09) Nicole Seligman
05) Ronald L. Nelson

2.	The ratification of the appointment of PricewaterhouseCoopers LLP to serve as independent auditor of Viacom Inc. for fiscal year 2018.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on March 8, 2018

VIACOM INC.	Meeting Information
	Meeting Type:	Annual Meeting of Stockholders
	Date: 03/08/18	Time: 9:00 a.m., EST
	For holders as of:	01/18/18
	Location:	Viacom's Corporate Headquarters
1515 Broadway
New York, New York

You are receiving this communication because you hold shares of Viacom Inc. non-voting Class B common stock. THIS NOTICE WILL ENABLE YOU TO ACCESS VIACOM INC. PROXY MATERIALS FOR INFORMATIONAL PURPOSES ONLY.

VIACOM INC. 1515 BROADWAY NEW YORK, NY 10036

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. The Notice of 2018 Annual Meeting of Stockholders and Proxy Statement, Fiscal Year 2017 Annual Report on Form 10-K and Stockholder Letter are available at http://proxymaterials.viacom.com. You may also request a paper copy of these materials (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials.

See the reverse side for instructions on how to access materials.

— How to Access the Materials —

Proxy Materials Available to VIEW or RECEIVE:

1. NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

2. FISCAL YEAR 2017 ANNUAL REPORT ON FORM 10-K

3. STOCKHOLDER LETTER

How to View Online:

Go to http://proxymaterials.viacom.com to view these materials online.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these materials, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:          www.proxyvote.com

2) BY TELEPHONE:       1-800-579-1639

3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the 16-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 02/22/18.

Voting Items - For Informational Purposes Only

The following matters are being considered at the
upcoming meeting. This information is being provided
for informational purposes only.
1.	The election of 9 directors:

Nominees:

01) Robert M. Bakish	06) Deborah Norville
02) Cristiana Falcone Sorrell	07) Charles E. Phillips, Jr.
03) Thomas J. May	08) Shari Redstone
04) Judith A. McHale	09) Nicole Seligman
05) Ronald L. Nelson

2.	The ratification of the appointment of PricewaterhouseCoopers LLP to serve as independent auditor of Viacom Inc. for fiscal year 2018.

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